UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 23, 2007

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.
(Exact Name of Each Registrant as Specified in Their Charters)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01            Regulation FD Disclosure.

On July 23, 2007, Emergency Medical Services Corporation (“EMSC”) announced that it has closed the previously announced transaction to purchase all of the outstanding shares of capital stock of MedicWest Holdings, Inc., f/k/a Starwest Ambulance of Nevada, Inc. (“MedicWest Holdings”) through an indirect, wholly-owned subsidiary.  MedicWest Holdings is the parent of MedicWest Ambulance, Inc., a provider of emergency and non-emergency ground medical transportation services in the metropolitan Las Vegas, Nevada area.

EMSC also announced that it has closed the previously announced transaction to purchase all of the outstanding membership units of Mission Care Services, LLC (“MCS”) through an indirect, wholly-owned subsidiary.  MCS is the parent of Abbott Ambulance, Inc., a provider of emergency and non-emergency ground medical transportation services in the metropolitan St. Louis, Missouri area.  MCS is also the parent of Mission Care of Illinois, LLC, a provider of emergency and non-emergency ground medical transportation services in the counties of St. Clair and Madison, Illinois, and Access2Care, LLC, a medical transportation brokerage business.  A copy of the press release announcing the closing of the transactions is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 — Financial Statements and Exhibits.

Item 9.01            Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated July 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
July 23, 2007		Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
July 23, 2007		Todd G. Zimmerman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated July 23, 2007